Exhibit 10.3
REDEMPTION AGREEMENT
          This REDEMPTION AGREEMENT (this “Agreement”), dated as of July 21, 2011, is entered into by and between Cloobeck Diamond Parent, LLC, a Nevada limited liability company (“CDP”), and Diamond Resorts Parent, LLC, a Nevada limited liability company (the “Company”). Capitalized terms used herein and not otherwise defined herein have the meanings given to such terms in Article VI below.
          WHEREAS, contemporaneously herewith, the Company is entering into that certain Securities Purchase Agreement, dated as of the date hereof (the “Wellington Agreement”) with The Hartford Growth Opportunities Fund, Hartford Growth Opportunities HLS Fund, Quissett Investors (Bermuda) L.P., Quissett Partners, L.P., The Hartford Capital Appreciation Fund, Bay Pond Partners, L.P. and Bay Pond Investors (Bermuda) L.P. (collectively, “Wellington”), pursuant to which Wellington is purchasing Common Units of the Company (“Common Units”);
          WHEREAS, in connection with the issuance and sale of the Common Units, the Company desires to purchase and redeem 34.735 Common Units of the Company from CDP, and CDP desires to sell such securities to the Company, each on the terms and conditions set forth herein;
          NOW, THEREFORE, in consideration of the mutual covenants, agreements and understandings herein contained, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
ARTICLE I
REDEMPTION OF COMMON UNITS
     1.01. Redemption of Common Units. Subject to the terms and conditions of this Agreement, including the deliveries set forth in Section 2.02, as of the date hereof, the Company hereby redeems from CDP, and CDP hereby sells to the Company, 34.735 Common Units for an aggregate cash purchase price of $16,353,509.57 (the “Purchase Price”).
ARTICLE II
CLOSING
     2.01. Closing. The consummation of the transactions contemplated by this Agreement in connection with the redemption of the 34.735 Common Units (the “Closing”) will take place at the offices of Katten Muchin Rosenman LLP, 525 W. Monroe Street, Suite 1900, Chicago, Illinois (“Katten Muchin”) or such other location as mutually agreed upon by the parties, on the date hereof (the “Closing Date”).

     2.02. Deliveries by the Company to CDP at the Closing. At the Closing:
(a)	Purchase Price. The Company shall deliver to CDP the Purchase Price, by wire transfer of immediately available funds to the bank account designated by CDP in accordance with the wire transfer instructions provided by CDP to the Company prior to the date hereof.
(b)	Representations and Covenants. The representations and warranties made by the Company in Article III shall be true and correct.
     2.03. Deliveries by CDP to the Company at the Closing. At the Closing:
(a)	Representations and Covenants. The representations and warranties made by CDP in Article IV shall be true and correct.
ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE COMPANY
          The Company represents and warrants to CDP as of the date hereof as follows:
     3.01. Organization and Authority. The Company is a limited liability company duly organized, validly existing and in good standing under the Laws of the State of Nevada. The Company has all requisite power and authority to enter into and perform its obligations under this Agreement and the other agreements and instruments that the Company is executing and delivering in connection with the transactions contemplated by this Agreement.
     3.02. Authorization; Binding Effect. The execution, delivery and performance by the Company of this Agreement, and the consummation and performance by the Company of the transactions contemplated hereby, have been duly authorized by all necessary limited liability company action of the Company. This Agreement has been duly executed and delivered at the Closing, constitutes a legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar Laws relating to or affecting the rights of creditors generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at Law). All proceedings or actions required to be taken by the Company relating to the execution and delivery of this Agreement at the Closing, and to the consummation and performance of the transactions contemplated hereby have been taken.
     3.03. No Conflicts; No Consents. The execution, delivery or performance of this Agreement, and the consummation by the Company of the transactions contemplated hereby, and compliance by the Company with the terms and provisions hereof, will not (i) conflict with the Organizational Documents, or (ii) constitute a violation by the Company of any Law applicable to the Company or its properties or assets. No permit, authorization, consent or approval of or by, or any notification of or filing with, any Person (governmental or private) is required by the Company in connection with the execution, delivery and performance of this Agreement or the consummation by the Company of the transactions contemplated hereby (other than such notifications or filings required under applicable federal or state securities Laws, if any).

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF CDP
          CDP represents and warrants to the Company as of the date hereof as follows:
     4.01. Organization and Authority. CDP is a limited liability company duly organized, validly existing and in good standing under the Laws of the State of Nevada. CDP has all requisite power and authority to enter into and perform its obligations under this Agreement and the other agreements and instruments that CDP is executing and delivering in connection with the transactions contemplated by this Agreement.
     4.02. Authorization; Binding Effect. The execution, delivery and performance by CDP of this Agreement at the Closing, and the consummation and performance by CDP of the transactions contemplated hereby, have been duly authorized by all necessary limited liability company action of CDP. This Agreement has been duly executed and delivered at the Closing, constitutes a legal, valid and binding obligation of CDP, enforceable in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the rights of creditors generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law). All proceedings or actions required to be taken by CDP relating to the execution and delivery of this Agreement and to the consummation and performance of the transactions contemplated hereby have been taken.
     4.03. No Conflicts; No Consents. The execution, delivery or performance of this Agreement, and the consummation by CDP of the transactions contemplated hereby, and compliance by CDP with the terms and provisions hereof, will not (i) conflict with CDP’s articles of organization or operating agreement, or (ii) constitute a violation by CDP of any Law applicable to CDP. No permit, authorization, consent or approval of or by, or any notification of or filing with, any Person (governmental or private) is required by CDP in connection with the execution, delivery and performance of this Agreement or the consummation by CDP of the transactions contemplated hereby (other than such notifications or filings required under applicable federal or state securities laws, if any).
     4.04. Title to Purchased Units. CDP is the beneficial and record owner of the Common Units that it is selling pursuant to this Agreement, free and clear of any liens, claims, charges, restrictions, options, preemptive rights, mortgages, hypothecations, assessments, pledges, encumbrances or security interests of any kind or nature whatsoever (collectively, “Liens”). Upon purchase and payment therefore and delivery to the Company in accordance with the terms of this Agreement, the Company will acquire good and valid title to such Common Units being redeemed hereunder, free and clear of any Liens whatsoever.
ARTICLE V
FURTHER AGREEMENTS OF THE PARTIES
     5.01. Transaction Fees and Expenses. The Company agrees to pay the fees and expenses of CDP or its Affiliates (including without limitation legal fees and expenses) incurred in connection with the negotiation and preparation of this Agreement and the consummation of the transactions contemplated hereby. Concurrently with the Closing, within five (5) days after demand by CDP, the Company will reimburse CDP for the fees and expenses incurred by CDP in connection with such Closing and the transactions contemplated hereby, which have not been previously paid by the Company.
     5.02. Survival. All of the provisions of this Agreement shall survive the Closing. The representations and warranties of the Company shall not be affected by any knowledge or investigation of CDP.
     5.03. Consent and Waiver. In connection with the execution and delivery of this Agreement, CDP hereby consents to (i) the transactions consummated at the Closing and (ii) the transactions contemplated by the Transaction Agreements. CDP hereby irrevocably waives any and all breaches, violations, conflicts, defaults, and events of default under the Registration Rights Agreement (prior to its amendment and restatement in connection with the Closing), the LLC Agreement (prior to its amendment and restatement in connection with the Closing), the Securityholders Agreement (prior to its amendment and restatement in connection with the Closing), and any other agreement between the Company and CDP which is in effect as of the date hereof, but only as such breaches, violations, conflicts, defaults, and events of default may occur in connection with the consummation of the transactions at the Closing under the Transaction Agreements
ARTICLE VI
DEFINITIONS
          For the purposes of this Agreement, the following terms have the meanings set forth below:
          “Affiliate” of any particular Person means any other Person controlling, controlled by or under common control with such particular Person, where “control” means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, contract or otherwise.
          “Agreement” has the meaning set forth in the Preamble to this Agreement.
          “Articles of Organization” means the Company’s Articles of Organization filed with the Nevada Secretary of State on March 28, 2007.
          “CDP” means Cloobeck Diamond Parent, LLC, a Nevada limited liability company.
          “Closing” has the meaning set forth in Section 2.01.
          “Closing Date” has the meaning set forth in Section 2.01.
          “Company” has the meaning set forth in the Preamble to this Agreement.

          “Common Units” has the meaning set forth in the Recitals to this Agreement.
          “Governmental Authority” means federal, state, county, or local government, political subdivision or governmental, regulatory or administrative authority, body, agency, board, bureau, commission, department, instrumentality, official or court.
          “Katten Muchin” has the meaning set forth in Section 2.01.
          “Law” means any statute, law, code, ordinance, regulation, rule, order, judgment, writ, injunction, act or decree of any Governmental Authority.
          “Lien” has the meaning set forth in Section 4.04.
          “LLC Agreement” means that certain Fourth Amended and Restated Operating Agreement of the Company, dated as of the date hereof, by and among CDP, 1818 Partners, LLC, DRP Holdco, LLC, Silver Rock Financial LLC, IN — FP1 LLC, BDIF LLC and CM — NP LLC, The Hartford Growth Opportunities Fund, Hartford Growth Opportunities HLS Fund, Quissett Investors (Bermuda) L.P., Quissett Partners, L.P., The Hartford Capital Appreciation Fund, Bay Pond Partners, L.P. and Bay Pond Investors (Bermuda) L.P.
          “Organizational Documents” means the Articles of Organization and the LLC Agreement.
          “Purchase Price” has the meaning set forth in Section 1.01.
          “Person” means an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.
          “Registration Rights Agreement” means that certain Second Amended and Restated Registration Rights Agreement, dated as of the date hereof, by and among the Company, CDP, 1818 Partners, LLC, DRP Holdco, LLC, Silver Rock Financial LLC, IN — FP1 LLC, BDIF LLC and CM — NP LLC, The Hartford Growth Opportunities Fund, Hartford Growth Opportunities HLS Fund, Quissett Investors (Bermuda) L.P., Quissett Partners, L.P., The Hartford Capital Appreciation Fund, Bay Pond Partners, L.P. and Bay Pond Investors (Bermuda) L.P.
          “Securityholders Agreement” means that certain Fourth Amended and Restated Securityholders Agreement, dated as of the date hereof, by and among the Company, CDP, 1818 Partners, LLC, DRP Holdco, LLC, Silver Rock Financial LLC, IN — FP1 LLC, BDIF LLC and CM — NP LLC, The Hartford Growth Opportunities Fund, Hartford Growth Opportunities HLS Fund, Quissett Investors (Bermuda) L.P., Quissett Partners, L.P., The Hartford Capital Appreciation Fund, Bay Pond Partners, L.P. and Bay Pond Investors (Bermuda) L.P.
          “Transaction Agreements” shall mean the LLC Agreement, the Securityholders Agreement, the Registration Rights Agreement, and the Wellington Agreement.

ARTICLE VII
MISCELLANEOUS
     7.01. Entire Agreement. This Agreement (together with the Schedules hereto and the documents referred to herein) contains, and is intended as, a complete statement of all of the terms of the arrangements between the parties with respect to the matters provided for herein, and supersedes any previous agreements, understandings, representations and warranties, whether written or oral, between the parties with respect to those matters.
     7.02. Remedies.
(a)	In the event of any actual or threatened breach of any of the provisions of this Agreement, the parties hereto agreement that the non-breaching party may avail itself of any statutory, equitable, or common law remedy.
(b)	Each of the parties hereto recognizes and acknowledges that a breach by it of any covenants or agreements contained in this Agreement will cause the other party to sustain damages for which it would not have an adequate remedy at law for money damages, and therefore each of the parties hereto agrees that in the event of any such breach the aggrieved party shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity.
(c)	All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.
     7.03. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Nevada, without effect to the principles of conflicts of law thereof.
     7.04. Waiver of Jury Trial. EACH PARTY TO THIS AGREEMENT HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT OR ANY ANCILLARY AGREEMENT OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF.
     7.05. Venue; Submission to Jurisdiction. ANY AND ALL SUITS, LEGAL ACTIONS OR PROCEEDINGS ARISING OUT OF THIS AGREEMENT SHALL BE BROUGHT ONLY IN A STATE OR FEDERAL COURT IN AND FOR LAS VEGAS, NEVADA AND EACH PARTY TO THIS AGREEMENT HEREBY SUBMITS TO AND ACCEPTS THE EXCLUSIVE JURISDICTION OF SUCH COURTS FOR THE PURPOSE OF SUCH SUITS, LEGAL ACTIONS OR PROCEEDINGS. TO THE FULLEST EXTENT

PERMITTED BY LAW, EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH HE OR IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OR ANY SUCH SUIT, LEGAL ACTION OR PROCEEDING IN SUCH COURT AND HEREBY FURTHER WAIVES ANY CLAIM THAT ANY SUIT, LEGAL ACTION OR PROCEEDING BROUGHT IN SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.
     7.06. Amendment; Waiver. No provision of this Agreement may be amended, waived or modified except by an instrument or instruments in writing signed by all the parties hereto. The failure of any party hereto to enforce at any time any provision hereof shall not be construed to be a waiver of such provision, nor in any way to affect the validity hereof or any part hereof or the right of any party thereafter to enforce each and every such provision.
     7.07. Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed given when delivered personally, mailed by registered mail, return receipt requested, sent by documented overnight delivery service or, to the extent receipt is confirmed, by telecopy to the parties at the following addresses (or to such other address as a party may have specified by notice given to the other party pursuant to this provision):
To the Company:
Diamond Resorts Parent, LLC
10600 West Charleston Boulevard
Las Vegas, NV 89135
Attention: Stephen J. Cloobeck and David F. Palmer
Facsimile: (702) 798-8840
with a copy, which shall not constitute notice, to:
Katten Muchin Rosenman LLP
525 West Monroe Street
Suite 1900
Chicago, IL 60661
Attention: Howard S. Lanznar
Facsimile: (312) 902-1061
To CDP:
Cloobeck Diamond Parent, LLC
10600 West Charleston Boulevard
Las Vegas, NV 89135
Attention: Stephen J. Cloobeck and David F. Palmer
Facsimile: (702) 798-8840
with a copy, which shall not constitute notice, to:
Katten Muchin Rosenman LLP
525 West Monroe Street
Suite 1900
Chicago, IL 60661
Attention: Howard S. Lanznar
Facsimile: (312) 902-1061

     7.08. Severability. If any provision of this Agreement is held by any court of competent jurisdiction to be illegal, invalid or unenforceable, such provision shall be of no force and effect, but the illegality, invalidity or unenforceability shall have no effect upon and shall not impair the enforceability of any other provision of this Agreement.
     7.09. Assignment and Binding Effect. None of the parties hereto may assign any of its rights or delegate any of its duties under this Agreement without the prior written consent of the others, except that CDP may assign its rights to any Person who purchases all or substantially all of the assets of CDP, and such Person(s) shall assume the obligations of CDP hereunder. All of the terms and provisions of this Agreement shall be binding on, and shall inure to the benefit of, the parties hereto and their respective legal successors and permitted assigns of the parties.
     7.10. No Benefit to Others. The representations, warranties, covenants and agreements contained in this Agreement are for the sole benefit of the parties hereto and their respective successors and permitted assigns and they shall not be construed as conferring and are not intended to confer any rights on any other Persons.
     7.11. Counterparts. This Agreement may be executed in two (2) or more original, facsimile or PDF counterparts, each of which shall be deemed an original, and each party thereto may become a party hereto by executing a counterpart hereof. This Agreement and any counterpart so executed shall be deemed to be one and the same instrument. Additionally, to the extent receipt is confirmed, this Agreement may be executed and sent by telecopy with the original to follow by documented overnight delivery service.
     7.12. Interpretation. Article titles, headings to sections and the table of contents are inserted for convenience of reference only and are not intended to be a part or to affect the meaning or interpretation hereof. The Schedules referred to herein shall be construed with and as an integral part of this Agreement to the same extent as if they were set forth verbatim herein. As used herein, “include”, “includes” and “including” are deemed to be followed by “without limitation” whether or not they are in fact followed by such words or words of like import, “writing”, “written” and comparable terms refer to printing, typing, lithography and other means of reproducing words in a visible form, references to a Person are also to its successors and permitted assigns, “hereof”, “herein”, “hereunder” and comparable terms refer to the entirety hereof and not to any particular article, section or other subdivision hereof or attachment hereto, references to any gender include references to the plural and vice versa, references to this Agreement or other documents are as amended or supplemented from time to time, references to “Article”, “Section” or another subdivision or to an attachment or “Schedule” are to an article, section or subdivision hereof or an attachment or “Schedule” hereto, references to “generally accepted accounting principles” shall mean generally accepted accounting principles in the United States.

          The parties hereto have executed this Redemption Agreement as of the date first written above.

COMPANY: DIAMOND RESORTS PARENT, LLC a Nevada limited liability company
By:	/s/ David F. Palmer
	Name:	David F. Palmer
	Title:	President and Chief Executive Officer

CDP: CLOOBECK DIAMOND PARENT, LLC
By:	/s/ Stephen J. Cloobeck
	Name:	Stephen J. Cloobeck
	Title:	Sole Manager
[Signature Page to Redemption Agreement]